                                                                    Exhibit 10.6

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------


This SECURITIES PURCHASE AGREEMENT ("Agreement") is entered into as of June 5,
                                     ---------
2001, by and between SAFLINK Corporation, a Delaware corporation (the "Company"), with headquarters located at 18650 N.E. 67th Court, Suite 210
 -------
Redmond, WA 98052 and each of the purchasers listed on Schedule I hereto ("Purchaser") with regard to the following:
  ---------

                                   RECITALS
                                   --------

     A. The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States
                             ------------
Securities and Exchange Commission (the "SEC") under the Securities Act of 1933,
                                         ---
as amended (the "Securities Act").
                 --------------

     B. Each Purchaser desires to purchase, upon the terms and conditions stated in this Agreement, (i) Series E Convertible Preferred Stock of the Company having the rights set forth in the Certificate of Designations, Preferences and Rights (the "Certificate of Designation") attached hereto as
                             --------------------------
Exhibit A (the "Preferred Stock"), which shall be convertible into shares of the
---------       ---------------
Company's Common Stock, par value $.01 per share (the "Common Stock"), (ii) a
                                                       ------------
Series A Warrant in the form of Exhibit B attached hereto (the "Series A
                                ---------                       --------
Warrant"), and (iii) for certain Purchasers purchasing at least 5000 shares of
-------
Preferred Stock, a Series B Warrant in the form of Exhibit C attached hereto
                                                   ---------
("Series B Warrant") (the term "Warrant" shall refer to either (i) the Series A
  ----------------              -------
Warrant or (ii) Series A Warrant and Series B Warrant as appropriate). The Series A Warrant and Series B Warrant entitle the holder thereof to purchase the number of shares (the "Warrant Shares") of Common Stock as set forth below. The
                       --------------
shares of Common Stock issuable upon conversion of or otherwise pursuant to the Preferred Stock are referred to herein as the "Conversion Shares". The Preferred
                                               -----------------
Stock, the Warrant, the Warrant Shares and the Conversion Shares are each referred to as a "Security" and collectively the "Securities."
                                                  ----------

     C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit D (the "Registration Rights Agreement"),
                               ---------       -----------------------------
pursuant to which the Company has agreed to provide certain registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws.

                                  AGREEMENTS
                                  ----------

     NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Purchaser, severally and not jointly, hereby agree as follows:

                                   ARTICLE I
                        PURCHASE AND SALE OF SECURITIES

     1.1  Purchase of Preferred Stock and the Warrant. The purchase price (the
          -------------------------------------------
"Purchase Price") per share of Preferred Stock shall be equal to $200. On the
---------------
date of the closing of the purchase of the Preferred Stock and the Warrant pursuant hereto (the "Closing"), subject to the satisfaction or waiver of the
                      -------
conditions set forth in Articles VI and VII hereof, the Company shall issue and sell to the Purchasers, and Purchasers shall purchase from the Company (i) an aggregate of 40,000 shares of Preferred Stock, and (ii) Series A Warrants entitling the holders thereof to purchase that number of Warrant Shares as is equal to (x) 1000 multiplied by (y) the number of shares of Preferred Stock
                  ----------
purchased; provided, however, if the Purchaser agrees to purchase at least 5000 shares of Preferred Stock the Company shall issue and sell to such Purchaser, and Purchaser shall purchase from the Company (i) the number of shares of Preferred Stock that such Purchaser has agreed to purchase, (ii) Series A Warrants entitling the holders thereof to purchase that number of Warrant Shares as is equal to (x) 1000 multiplied by (y) the number of shares of Preferred
                        ----------
Stock purchased; and (iii) Series B Warrants entitling the holder thereof to purchase 1,000,000 Warrant Shares for each 5000 shares of Preferred Stock purchased. The terms of the Series B Warrants shall be identical to those of the Series A Warrants, except that the Series B Warrants shall have an exercise price equal to $.25 per share and be exercisable for a period of the later of
(i) six (6) months from the date of issuance, or (ii) one hundred and twenty
(120) days from the effective date, as declared by the SEC, of the Registration Statement (as defined in the Registration Rights Agreement) registering the Warrant Shares.

     1.2  Form of Payment. At the Closing, each Purchaser shall pay the
          ---------------
aggregate Purchase Price for the Preferred Stock and the Warrant being purchased by such Purchaser hereunder by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed stock certificates and a certificate representing the Warrant for the same, and the Company shall deliver such Preferred Stock and certificate representing the Warrant against delivery of such aggregate Purchase Price. Payment for each Purchaser electing to convert debt issued by the Company shall be effected by such Purchaser returning the original note payable for such debt, marked paid in full, to the Company and Company shall deliver the Preferred Stock certificate and the Warrant certificate against delivery of such note.

     1.3  Closing Date. Subject to the satisfaction or waiver of the conditions
          ------------
set forth in Articles VI and VII below, the date and time of the issuance, sale and purchase of the Securities pursuant to this Agreement and the Investment Agreements (as defined in Section 3.1 hereof) contemplated hereby shall be within three (3) business days of the execution of this Agreement. The Closing shall occur at 10:00 a.m. New York time, at the offices of Baker & McKenzie, 815 Connecticut Ave N.W., Washington D.C. 20006 - 4078.

                                  ARTICLE II
                  PURCHASER'S REPRESENTATIONS AND WARRANTIES

     Each Purchaser severally and not jointly represents and warrants to the Company as set forth in this Article II. None of the Purchasers makes any other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby or by any other Investment Agreements and any and all prior representations and warranties, if any, which may have been made by such Purchaser to the Company in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.

     2.1  Investment Purpose. Purchaser is purchasing the Preferred Stock and
          ------------------
the Warrant for Purchaser's own account for investment only and not with a view toward or in connection with the public sale or distribution thereof, and Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same. Purchaser is entering into this Agreement to purchase the Preferred Stock and the Warrant on its own behalf and is not relying on any other investor in making its investment decision. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Preferred Stock and the Warrant. Purchaser will not resell the Preferred Stock, the Warrant or any securities which may be issued upon conversion thereof except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Purchaser understands that Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. By making the representations in this
Section 2.1, Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act.

     2.2  Accredited Investor Status. Purchaser is an "accredited investor" as
          --------------------------
that term is defined in Rule 501(a) of Regulation D.

     2.3  Reliance on Exemptions. Purchaser understands that the Securities are
          ----------------------
being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Securities.

     2.4  Information. Purchaser and its counsel have been furnished all
          -----------
materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Stock which have been specifically requested by Purchaser which is all the information Purchaser considers necessary or appropriate for deciding to purchase the Securities. Purchaser has been afforded the opportunity to ask questions of the Company and has received what Purchaser believes to be complete and satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its representatives shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in Article III hereof. Purchaser understands that Purchaser's investment in the Securities involves a high degree of risk.

     2.5  Governmental Review. Purchaser understands that no United States
          -------------------
federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

     2.6  Transfer or Resale. Purchaser understands that (i) except as provided
          ------------------
in the Registration Rights Agreement, the Securities have not been and will not be registered under the Securities Act or any state securities laws, and may not be transferred unless subsequently registered thereunder or an exemption from such registration is available (which exemption the Company expressly agrees may be established as contemplated in clauses (b) and (c) of Section 5.1 hereof);
(ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance
                                       --------
with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities without registration under the Securities Act under circumstances in which the seller may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement).

     2.7  Legends. Purchaser understands that, subject to Article V hereof, the
          -------
certificates for the Preferred Stock and the Warrant, and until such time as the Conversion Shares and Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by Purchaser pursuant to Rule 144, the certificates for the Conversion Shares and Warrant Shares (respectively) will bear a restrictive legend (the "Legend") in the following form:
 ------

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Except for the legends contemplated by this Section 2.7, Section 5.1 hereof and the information required to be set forth on or stated on certificates pursuant to Section 151(f) of the Delaware General Corporation Law, the Securities shall bear no other legend.

     2.8  Authorization; Enforcement. This Agreement and the Registration Rights
          --------------------------
Agreement have been duly and validly authorized, executed and delivered on behalf of Purchaser and are valid and binding agreements of Purchaser enforceable against Purchaser in accordance with their terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

     2.9  Trading Limitations. Purchaser represents that prior to the Closing
          -------------------
and so long as it owns any Securities, it will conduct any sales of Common Stock in compliance with all relevant securities laws and regulations.

                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to each Purchaser that as of the date hereof, as of the Closing, and except as specifically set forth in the Schedule of Exceptions attached hereto (the "Schedule of Exceptions"):
                                    ----------------------

     3.1  Organization and Qualification. The Company and each of its
          ------------------------------
subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure to so qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on either
         -----------------------
(i) the business, operations, properties, financial condition or operating results of the Company and its subsidiaries, taken as a whole on a consolidated basis, (ii) the Securities, (iii) the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith or (iv) the authority or ability of the Company to perform its obligations under this Agreement, the Certificate of Designation, the Warrant, and the Registration Rights Agreements or other agreements or instruments to be entered into in connection herewith and therewith (collectively, the "Investment Agreements").
                                                      ---------------------

     3.2  Authorization; Enforcement. (a) The Company has the requisite
          --------------------------
corporate power and authority to enter into and perform this Agreement, the Warrant, the Certificate of Designation and the Registration Rights Agreement, and to issue and sell, perform its obligations with respect to the Preferred Stock and the Warrant in accordance with the terms hereof and to issue the Conversion Shares in accordance with the terms and conditions of the Certificate of Designation and the Warrant Shares in accordance with the terms and conditions of the Warrant; (b) the execution, delivery and performance of this Agreement, the Certificate of Designation, the Registration Rights Agreement and the other Investment Agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Preferred Stock and the Warrant and the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) have been duly authorized by all necessary corporate action and, except as set forth on
Schedule 3.2 hereof, no further consent or authorization of the Company, its
------------
board of directors, or its stockholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby or thereby (whether under rules of the Nasdaq SmallCap Market or the Nasdaq National Market

("Nasdaq"), the National Association of Securities Dealers or otherwise), other
  ------
than the Nasdaq Authorization (as herein defined) and the declaration or ordering of effectiveness by the SEC of the Registration Statement as contemplated by the Registration Rights Agreement (collectively, the "Consents"); (c) this Agreement, the Registration Rights Agreement, the Certificate of Designation, the Preferred Stock and the Warrant have been duly executed and delivered by the Company; and (d) each Investment Agreement constitutes legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

     3.3  Capitalization. The capitalization of the Company as of the date
          --------------
hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares reserved for issuance pursuant to the Company's stock option plans, the number of shares reserved for issuance pursuant to securities (other than the Preferred Stock and the Warrant) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares to be initially reserved for issuance upon conversion of the Preferred Stock and the exercise of the Warrant is set forth on Schedule 3.3. All of such outstanding shares of capital stock have been, or
   ------------
upon issuance will be, validly issued, fully paid and non-assessable. Except as set forth in Schedule 3.3, no shares of capital stock of the Company (including the Preferred Stock, the Warrant, the Conversion Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except as disclosed in Schedule
                                                                    --------
3.3, as of the date of this Agreement, (i) there are no outstanding options,
---
warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries,
(ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to holders of such securities). The Company has furnished to Purchaser true and correct copies of the Company's Certificate of Incorporation as currently in effect ("Certificate of Incorporation"), and the Company's Bylaws as currently
         ----------------------------
in effect (the "Bylaws"). The Company has set forth on Schedule 3.3 all
                ------                                 ------------
instruments and agreements (other than the Certificate of Incorporation and Bylaws) governing securities convertible into or exercisable or exchangeable for Common Stock of the Company (and the Company shall provide to Purchaser copies thereof upon the request of Purchaser). Except as set forth on Schedule 3.3, the
                                                               ------------
Company has no indebtedness for borrowed money and no agreement providing for indebtedness for borrowed money. Except as set forth on Schedule 3.3, the
                                                        ------------
Company has no subsidiaries and has no investments, either debt or equity, in any other entity. The Company shall provide Purchaser with a written update of this representation signed by the Company's Chief Executive Officer or Chief Financial Officer on behalf of the Company as of the date of the Closing

     3.4 Issuance of Shares. The Conversion Shares and Warrant Shares are duly authorized and reserved for issuance, and, upon conversion of the Preferred Stock and the exercise of the Warrant in accordance with their respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company, other than (i) restrictions on transferability as may be applicable under federal and state securities laws;
(ii) restrictive stock legends contemplated by the Investment Agreements; or
(iii) those created by Purchaser. The Preferred Stock and the Warrant are duly authorized and are validly issued, fully paid and non-assessable, and free from all taxes, liens claims and encumbrances and are not and will not be subject to preemptive rights or other similar rights of stockholders of the Company, other than (i) restrictions on transferability as may be applicable under federal and state securities laws; (ii) restrictive stock legends contemplated by the Investment Agreements; or (iii) those created by Purchaser. The board of directors of the Company has unanimously approved the issuance of the Preferred Stock and the Warrant pursuant to the terms hereof and of the Conversion Shares and Warrant Shares issuable upon conversion of the Preferred Stock and the exercise of the Warrant pursuant to the terms thereof (without giving effect to any limitations on conversion or exercise contained therein, including for purposes of Nasdaq Rule 4350 (the "Nasdaq Authorization")), has unanimously
                                   --------------------
recommended to the stockholders of the Company the approval of the Nasdaq Authorization and will seek Stockholder Approval (as defined in Section 4.12) at the Company's next stockholder meeting, which shall be no later than July 31, 2001. No further authorization or approval (other than the Stockholder Approval) is required under the rules of Nasdaq with respect to the transactions contemplated by this Agreement, including, without limitation, the issuance of the Conversion Shares and the Warrant Shares and the inclusion thereof on Nasdaq.

     3.5 No Conflicts. The execution, delivery and performance of each of the Investment Agreements by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Preferred Stock, the Conversion Shares, the Warrant and the Warrant Shares) will not (a) result in a violation of the Certificate of Incorporation or Bylaws, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party (except for such conflicts, defaults, terminations, amendments, accelerations, and cancellations as would not, individually or in the aggregate, have a Material Adverse Effect), or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected. Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, Bylaws or other organizational documents, and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. To the Company's knowledge, the business of the Company and its subsidiaries is not being conducted, and shall not be conducted so long as Purchaser owns any of the Securities, in violation of any law, ordinance, rule, regulation, order, judgment or decree of any governmental entity, court or arbitration tribunal except for possible violations the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as set forth on
Schedule 3.5, the Company is not required to obtain any consent, authorization
------------
or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement or to perform its obligations in accordance with the terms hereof or thereof.

     3.6  Registration and SEC Documents.  The Common Stock is registered under
          ------------------------------
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange
                                                                    --------
Act") and has been so registered since 1992.  Except as disclosed in Schedule
---                                                                     --------
3.6, since January 1, 1998, the Company has timely filed all reports, schedules,
---
forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed after December 31, 1997 and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being referred to herein as the "SEC Documents" and all the SEC
                                          -------------
documents filed prior to the date of this Agreement, the "Filed SEC Documents").
                                                          -------------------
The Company has made available (which may include access to the SEC's website) to Purchaser true and complete copies of the SEC Documents, except for exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent corrected by a subsequent Filed SEC Document. None of the statements made in any such SEC Documents is currently required to be updated or amended under applicable law (except for such statements as have been amended or updated by subsequent Filed SEC Documents prior to the date of this Agreement). The financial statements of the Company included in the SEC Documents have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, and the rules and regulations of the SEC during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they do not include footnotes or are condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments). Except as set forth in the Filed SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred subsequent to the date of such financial statements in the ordinary course of business consistent with past practice and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under U.S. generally accepted accounting principles to be reflected in such financial statements, in each case of clause (i) and (ii) next above which, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company and its subsidiaries taken on a whole. The Filed SEC Documents contain or incorporate by reference a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties or assets of the Company or any subsidiary is subject (each a "Contract"). None of the Company, its subsidiaries or, to the
                 --------
best knowledge of the Company, any of the other parties thereto, is in breach or violation of any Contract, which breach or violation would have a Material Adverse Effect. No event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, or the happening of any further event or condition, would become a breach or default by the Company or its subsidiaries under any Contract which breach or default would have a Material Adverse Effect.

     3.7  Absence of Certain Changes. Since December 31, 2000, there has been no
          --------------------------
Material Adverse Effect and no material adverse development in the business, properties, operations, financial condition or results of operations of the Company or any of its subsidiaries, except as disclosed in Schedule 3.7.
                                                           ------------

     3.8  Absence of Litigation.  Except as disclosed in Schedule 3.8, there is
          ---------------------                          ------------
no action, suit, proceeding, or to the knowledge of the Company or any of its subsidiaries, inquiry or investigation before or by any court, public board, governmental agency or authority, or self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or would adversely affect the transactions contemplated by this Agreement or any of the other Investment Agreements or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other Investment Agreements. The Company and each of its subsidiaries are unaware of any facts which could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could have a Material Adverse Effect.

     3.9  Disclosure.  No information relating to or concerning the Company set
          ----------
forth in this Agreement or provided to Purchaser in connection with the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. Except for the execution and performance of this Agreement and the other Investment Agreements, no material fact (within the meaning of the federal securities laws of the United States) exists with respect to the Company or any of its subsidiaries which has not been publicly disclosed. The Company shall in no event be deemed to have made to Purchaser any representations or warranties with respect to any projections, estimates or budgets of future revenues, expenses or expenditures, or future results of operations, which the Company shall have supplied in good faith, except that with respect to projections contained in the investment materials provided to Purchaser in March 2001, the Company represents that such projections were prepared in good faith and that the Company believes there is a reasonable basis for such projections. Except as disclosed in Schedule 3.9, the Company has not provided any material non-
                ------------
public information to Purchaser.

     3.10 Acknowledgment Regarding Purchaser's Purchase of the Securities.  The
          ---------------------------------------------------------------
Company acknowledges and agrees that Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transactions contemplated hereby, and the relationship between Purchaser and the Company, are "arms-length", and that any statement made by Purchaser, or any of its representatives or agents, in connection with this Agreement or the transactions contemplated hereby is not advice or a recommendation, is merely incidental to Purchaser's purchase of the Securities and has not been relied upon in any way by the Company, its officers, directors or other representatives. The Company further represents to Purchaser that the Company's decision to enter into this Agreement and the transactions contemplated hereby has been based solely on an independent evaluation by the Company and its representatives.

     3.11 Current Public Information.  Except as disclosed on Schedule 3.11, the
          --------------------------                          -------------
Company is currently eligible to register the resale of the Conversion Shares and Warrant Shares on a registration statement on Form S-3 under the Securities Act.

     3.12 No General Solicitation.  Neither the Company nor any person acting on
          -----------------------
behalf of the Company has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to any of the Securities being offered hereby.

     3.13 No Integrated Offering.  Neither the Company, nor any of its
          ----------------------
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Securities Act pursuant to the provisions of Section 4(2) or Regulation D promulgated thereunder. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties herein contained of Purchaser to the extent relevant for such determination.

     3.14 No Brokers.  The Company has taken no action which would give rise to
          ----------
any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for dealings with H.C. Wainwright & Co., Inc. and its selected dealers.

     3.15 Acknowledgment of Dilution. The Company acknowledges that its
          --------------------------
obligation to issue Conversion Shares upon conversion of the Preferred Stock is binding upon it and enforceable regardless of the dilution that such issuance may have on the ownership interests of other stockholders.

     3.16 Intellectual Property.  Except as disclosed in Schedule 3.16, each of
          ---------------------                          -------------
the Company and its subsidiaries owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles")
                                                               -----------
used or necessary for the conduct of its business as now being conducted and as previously described in the Company's Annual Report on Form 10-K for its most recently ended fiscal year for which an Annual Report on

Form 10-K was filed. To the knowledge of the Company and its subsidiaries, neither the Company nor any subsidiary of the Company infringes on or is in conflict with any right of any other person with respect to any Intangibles nor is there any claim of infringement made by a third party against or involving the Company or any of its subsidiaries, which infringement, conflict or claim, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

     3.17 Foreign Corrupt Practices.  Neither the Company, nor any of its
          -------------------------
subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. Without limiting the generality of the foregoing, the Company and its subsidiaries have not directly or indirectly made or agreed to make (whether or not said payment is lawful) any payment to obtain, or with respect to, sales other than usual and regular compensation to its or their employees and sales representatives with respect to such sales.

     3.18 Key Employees; Company's Knowledge.  No Key Employee, to the best of
          ----------------------------------
the knowledge of the Company and its subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. Except as disclosed in Schedule 3.18, no Key Employee has, to the best of the
                       -------------
knowledge of the Company and its subsidiaries, any intention to terminate or limit his employment with, or services to, the Company or any of its subsidiaries, nor is any such Key Employee subject to any constraints (e.g., litigation) which would cause such employee to be unable to devote his full time
and attention to such employment or services.   For purposes hereof, the term
"knowledge of the Company" shall mean the knowledge of each of the Key
Employees.

                                  ARTICLE IV
                                   COVENANTS

     4.1  Best Efforts. The Company shall use its best efforts timely to satisfy
          ------------
each of the conditions described in Articles VI and VII of this Agreement.

     4.2  Securities Laws.  The Company agrees to file a Form D with respect to
          ---------------
the Securities with the SEC as required under Regulation D. The Company shall, on or prior to the date of the Closing, take such action as is necessary to sell the Securities to the Purchasers in accordance with applicable securities laws of the states of the United States, and shall provide evidence of any such action so taken to the Purchasers on or prior to the date of the Closing. Without limiting any of the Company's obligations under this Agreement, the Registration Rights Agreement, the Warrant or the Certificate of Designation, from and after the date of the

Closing, neither the Company nor any person acting on its behalf shall take any action which would adversely affect any exemptions from registration under the Securities Act with respect to the transactions contemplated hereby.

     4.3  Reporting Status.  So long as a Purchaser beneficially owns any of the
          ----------------
Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

     4.4  Use of Proceeds.  The Company shall use the proceeds from the sale of
          ---------------
the Securities for working capital only, in the ordinary course of its business, and, without limiting the generality of the foregoing, shall not use such proceeds to make a loan to any employee, officer, director or stockholder of the Company, to repay any loan or other obligation of the Company (except for (i) mandatory prepayment of the RMS Note (as defined below) with 50% of the proceeds from the exercise of the Warrants and (ii) the repayment of monies loaned to the Company as part of the November 2000 or March 2001 bridge loans that such person elects not to convert) to any such person or to repurchase or pay a dividend on shares of Common Stock or other securities of the Company, other than any such payment explicitly required or permitted by the terms of this Agreement, the Certificate of Designation or the other Investment Agreements.

     4.5  Restriction on Issuance of Securities.  For a period beginning on the
          -------------------------------------
date of the Closing and ending on the date which is one hundred and eighty (180) days following the effective date of the Registration Statement, the Company shall not issue or agree to issue any privately placed discounted, variable priced equity or equity-like securities (including debt securities with equity features), other than (i) to the Purchasers pursuant to this Agreement, (ii) pursuant to a bona fide business acquisition of or by the Company, whether by merger, joint venture, consolidation, sale of assets, sale or exchange of stock or otherwise that has been approved by the Board of Directors of the Company, the primary purpose of which is not to raise equity capital, (iii) in private placements of such securities pursuant to or in connection with a strategic alliance or partnering relationship, the primary purpose of which is not to raise equity capital, (iv) upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the Closing and disclosed in the Schedule of Exceptions, (v) pursuant to the Company's stock option plans, employee stock purchase plan or restricted stock plans approved by the stockholders of the Company, (vi) pursuant to written agreements existing on the date hereof to independent contractors or consultants for professional services provided to the Company, or (vii) in connection with lease lines bank financings or acquisitions of intellectual property rights, the primary purpose of which is not to raise equity capital. Without implication that the contrary would otherwise be true, the Company shall not indirectly accomplish any action which the immediately preceding sentence would have otherwise prohibited from being effected directly (e.g., by an asset drop-down to a subsidiary followed by the offering of securities of such subsidiary).

     4.6  [Intentionally Omitted].

     4.7  [Intentionally Omitted].
          -----------------------

     4.8  Listing.  For so long as a Purchaser owns any of the Securities, the
          -------
Company shall continue the listing of its Common Stock on the Nasdaq SmallCap Market, the Nasdaq National Market, the New York Stock Exchange or the American Stock Exchange, secure and maintain listing and trading of the Conversion Shares and Warrant Shares on such exchange, and comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such exchange.

     4.9  Prospectus Delivery Requirement.  Each Purchaser understands that the
          -------------------------------
Securities Act may require delivery of a prospectus relating to the Common Stock in connection with any sale thereof pursuant to a registration statement under the Securities Act covering the resale by Purchaser of the Common Stock being sold, and Purchaser shall use its reasonable efforts to comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale.

     4.10 Intentional Acts or Omissions.  The Company shall not intentionally
          -----------------------------
perform any act which if performed, or intentionally omit to perform any act which, if omitted to be performed, would prevent or excuse the performance of this Agreement or any of the other Investment Agreements or any of the transactions contemplated hereby or thereby or the benefits intended to be secured thereby by Purchaser (including, without limitation, pursuant to any agreements or documents obtained by the Company as a condition to any Closing hereunder).

     4.11 Corporate Existence.  So long as a Purchaser beneficially owns any
          -------------------
Securities, the Company shall maintain its corporate existence, except in the event of a merger or consolidation as long as the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the conversion of all Preferred Stock and the exercise of the Warrant outstanding as of the date of such transaction (including, without limitation, without giving effect to any limitations on conversion or exercise thereof) and (ii) is a publicly traded corporation whose common stock is listed for trading on the Nasdaq SmallCap Market, the Nasdaq National Market, the New York Stock Exchange or the American Stock Exchange.

     4.12 Share Authorization.  The Company covenants and agrees that it shall
          -------------------
(i) solicit by proxy Stockholder Approval (as defined below) and (ii) use its best efforts to obtain Stockholder Approval at its next stockholder meeting which shall be held no later than July 31, 2001 (the "Stockholder Approval
                                                      --------------------
Date").  For purposes hereof, "Stockholder Approval" means (a) authorization by
                               --------------------
the required vote under Nasdaq Rule 4350 of the stockholders of the Company of the issuance of shares of Common Stock upon conversion of shares of Preferred Stock pursuant to the terms of the Certificate of Designation and the exercise of the Warrant pursuant to the terms thereof in the aggregate in excess of 19.99% of the outstanding shares of Common Stock, (b) if necessary and to the extent effected by stockholder vote, the elimination of any prohibitions under the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities on the Company's ability to issue shares of Common Stock in excess of the Cap Amount (as defined in the Certificate of Designation) and for all other applicable purposes, and (c) authorization by the required vote under the Delaware General Corporation Law to approve the Reverse Stock Split (as defined below). In addition, the Company shall, unless otherwise consented to by Purchaser, have a definitive proxy statement mailed to each stockholder of the Company at least ten (10) days prior to the Stockholder Approval Date.

     4.13 Transactions with Affiliates.  Except as disclosed in Schedule 4.13,
          ----------------------------                          -------------
the Company and each of its subsidiaries will not enter into any agreement or arrangement, written or oral, directly or indirectly, with an affiliate or provide services or sell goods to, or for the benefit of, or pay or otherwise distribute monies, goods or other valuable consideration to, an affiliate, except upon fair and reasonable terms under the circumstances as determined by the Company in good faith, taking into account all of the facts and circumstances of such agreement or arrangement, and except for existing intercompany debt or transactions with or between the Company and any of its wholly-owned subsidiaries and payments and benefits to officers and directors in their capacities as such in the ordinary course of business, consistent with past practices.

     4.14 Limitation of Agreements.  The Company will not, and will not permit
          ------------------------
any subsidiary to, enter into any Contract, or any amendment, modification, extension or supplement to any existing Contract, which limits the Company from performing its obligations under any of the Investment Agreements or that would limit the number of shares of Common Stock issuable to a Purchaser upon conversion of the Preferred Stock or exercise of the Warrant without Stockholder Approval, including, without limitation, by integration of other shares of Common Stock with the Cap Amount.

     4.15 Reverse Stock Split.  The Company covenants and agrees that it will
          -------------------
use its best efforts to obtain by July 31, 2001 stockholder approval to conduct a 1 to 5 reverse stock split of its Common Stock, or such greater ratio (e.g. 1 to 6) as necessary to comply with the Nasdaq Marketplace Rules (the "Reverse
                                                                     -------
Stock Split"), provided that the number of shares of Common Stock reduced to one
-----------
(1) share of Common Stock in the Reverse Stock Split multiplied by the closing price of the Common Stock on the record date set for the Company's next stockholder meeting ("Closing Price") shall equal or exceed $2.00 per share.
For example, if the Company conducts a 1 to 6 reverse stock split, the Closing Price multiplied by 6 must be greater than or equal to $2.00 per share.

     4.16 Conversion of Jotter Note.  The Company covenants and agrees that it
          -------------------------
will use its best efforts to obtain by July 31, 2001 stockholder approval for the conversion of the $1.7 million promissory note issued to Jotter Technologies, Inc. ("Jotter") as partial consideration in the asset purchase
                     ------
transaction between the Company and Jotter ("Jotter Asset Purchase") into shares
                                             ---------------------
of Common Stock at $1.00 per share, provided that Nasdaq determines that such stockholder approval is required for such conversion, and the Company shall, in any event, provide evidence satisfactory to the Purchaser of such conversion.

                                   ARTICLE V
                  LEGEND REMOVAL, TRANSFER, AND CERTAIN SALES

     5.1  Removal of Legend.  The Legend shall be removed and the Company shall
          -----------------
issue a certificate without any legend to the holder of any Security upon which such Legend is stamped, and a certificate for a Security shall be originally issued without any legend, if, unless otherwise required by applicable state securities laws, (a) the sale thereof is registered under the Securities Act pursuant to an effective registration statement, (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably acceptable to the Company (the reasonable cost of which shall be borne by the Company), to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or (c) Purchaser provides reasonable assurances that such Security can be sold pursuant to Rule 144. Each Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to the Purchaser holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (b) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) next above.

     5.2  Transfer Agent Instructions.  The Company shall instruct its transfer
          ---------------------------
agent to issue certificates, registered in the name of each Purchaser or its nominee, for the Conversion Shares and/or Warrant Shares in such amounts as specified from time to time by Purchaser to the Company upon, and in accordance with, the conversion of the Preferred Stock and the exercise of the Warrant. Such certificates shall bear a legend only in the form of the Legend and only to the extent permitted by Section 5.1 above. The Company warrants that no instruction other than such instructions referred to in this Article V, and no stop transfer instructions other than stop transfer instructions to give effect to Section 2.6 hereof in the case of the Conversion Shares and/or Warrant Shares prior to registration of the Conversion Shares and/or Warrant Shares under the Securities Act, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company. Nothing in this Section shall affect in any way Purchaser's obligations and agreement set forth in Section 5.1 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. Without limiting the foregoing, if (a) Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably acceptable to the Company (the reasonable cost of which shall be borne by the Company), to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) Purchaser transfers Securities to an affiliate or pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares and/or Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by Purchaser in order to effect such a transfer or sale. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Purchaser by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Article V will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Article V, that Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                                  ARTICLE VI
                CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

     6.1  Conditions to the Company's Obligation to Sell.  The obligation of the
          ----------------------------------------------
Company hereunder to issue and sell the Preferred Stock and the Warrant to the Purchasers at the Closing is subject to the satisfaction, as of the date of the Closing, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

          (i) Each Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement and delivered the same to the Company.

          (ii) Each Purchaser shall deliver the applicable Purchase Price for the Preferred Stock purchased at the Closing.

          (iii) The representations and warranties of each Purchaser shall be true and correct as of the date when made and as of the Closing as though made at that time, and each Purchaser shall have performed, satisfied and complied in all material respects with the covenants and agreements required by this Agreement to be performed or complied with by each Purchaser at or prior to the Closing.

          (iv) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

                                  ARTICLE VII
               CONDITIONS TO PURCHASER'S OBLIGATION TO PURCHASE

     7.1  Conditions to the Closing.  The obligation of each Purchaser hereunder
          -------------------------
to purchase the Preferred Stock and the Warrant to be purchased by it on the date of the Closing is subject to the satisfaction of each of the following conditions (including conditions to be performed at the Closing), provided that these conditions are for Purchaser's sole benefit and may not be waived by a majority of the Purchasers:

             (i) The Company shall have executed the signature page to this Agreement and Registration Rights Agreement and delivered the same to the Purchasers' counsel.

             (ii) The Company shall have delivered duly executed certificates for the Preferred Stock and duly executed the Warrant being so purchased by each Purchaser at the Closing (each in such denominations as each Purchaser shall request).

             (iii) The Common Stock shall be listed on the Nasdaq SmallCap Market, the Nasdaq National Market, the New York Stock Exchange or the American Stock Exchange.

             (iv) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing as though made at that time and the Company shall have performed, satisfied and complied with the covenants and agreements required by this Agreement to be performed or complied with by the Company at or prior to the Closing. Purchasers shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing to the foregoing effect and as to such other matters as may be reasonably requested by the Purchasers.

             (v) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

             (vi) Purchaser shall have received the officer's certificate described in Section 3.3, dated as of the Closing.

             (vii) Purchasers shall have received an opinion of the Company's outside legal counsel, dated as of the Closing in the form attached hereto as Exhibit E.
        ---------

             (viii) The Company's transfer agent has agreed to act in accordance with irrevocable instructions in the form attached hereto as Exhibit F.
                                                                  ---------

             (ix) The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Delaware and a copy thereof certified by the Secretary of State of Delaware shall have been delivered to Purchaser's counsel.

             (x) The Company shall have received (a) subscription for Preferred Stock and Warrants for an aggregate purchase price of not less than $9 million or (b) subscription for Preferred Stock and Warrants for an aggregate purchase price of not less than $8 million and an agreement from RMS Limited Partnership ("RMS") to extend by one (1) year the maturity date
                               ---
     of the $1.0 million promissory note issued to it in connection with a bridge financing on November 13, 2001 ("RMS Note").
                                             --------

             (xi) In the event that RMS has agreed to convert the RMS Note into Series E Preferred Stock and Warrants, the Company shall have provided evidence satisfactory to Purchaser that a minimum of $1.5 million of the $2.0 million principal amount in short term debt shall be converted into the Series E Convertible Preferred Stock and Warrants.

             (xii)  [INTENTIONALLY OMITTED]

             (xiii) Common shares issued in connection with the Jotter Asset Purchase shall be subject to a contractual lock-up to be in effect from the Closing Date until six months following the effectiveness of the Registration Statement ("Lock-Up Period"). Excluded from such contractual
                              --------------
     lock-up shall be that number of common shares, not to exceed 500,000 shares, that when sold results in gross proceeds of up to $750,000. Such proceeds shall be used solely to satisfy the financial obligations of Jotter. After the Lock-Up Period, 4% of the shares shall be released each week.

             (xiv) The Company shall have provided evidence satisfactory to the Purchaser that Jotter and RMS have agreed to vote at the Company's next stockholder meeting in favor of (a) approving the Series E Preferred Stock and Warrant financing; (b) approving the SAFLINK Corporation 2000 Stock Incentive Plan, and (c) approving the Reverse Stock Split.


                                 ARTICLE VIII

                             ADDITIONAL AGREEMENTS

     8.1  Election and Removal of Directors. In the election of the directors
          ---------------------------------
to be elected by the holders of the Preferred Stock (the "Series E Directors"), each holder of the Preferred Stock shall vote at any regular or special meeting of stockholders or execute a written consent at the request of Palo Alto Investors of such number of shares of voting securities then held by such holder (or as to which it then has voting power) as may be necessary to elect two (2) directors nominated by Palo Alto Investors. Each holder of Preferred Stock hereby irrevocably constitutes and appoints Palo Alto Investors as its true and lawful attorney-in-fact, in its name, place, and stead, to make, execute, acknowledge, and file written consents in connection with the election or removal of directors of the Company. It is expressly intended by each holder of the Preferred Stock that the power of attorney granted hereby is coupled with an interest, shall be irrevocable unless and until the covenants of this Section
8.1 terminate pursuant to the terms hereof, and shall survive and not be affected by the subsequent disability or incapacity of such holder of Preferred Stock (or if such holder of Preferred Stock is a corporation, partnership, trust, association, limited liability company or other legal entity, by the dissolution or termination thereof). In addition, each holder of the Preferred Stock hereby constitutes and appoints Palo Alto Investors, with full power of substitution, as the proxy of such holder and hereby authorizes it to represent and to vote, or to execute and deliver written consents or otherwise act with respect to, all of the Preferred Stock now owned or hereafter acquired by such holder on all matters in connection with the election and removal of directors of the Company, to the same extent and with the same effect as such holder might or could do under applicable law, rules and regulations. The proxy granted pursuant to the immediately preceding sentence is given in consideration of the agreements and covenants of the Company and shareholders of the

Company pursuant to this Agreement and as such is coupled with an interest and shall be irrevocable unless and until the covenants of this Section terminate pursuant to the terms hereof. Each holder of Preferred Stock hereby revokes any and all previous proxies granted with respect to any of the Preferred Stock owned by such holder and shall not hereafter, unless and until this Agreement terminates, purport to grant any other proxy or power of attorney with respect to any of the Preferred Stock owned by such holder, deposit any of the Preferred Stock into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the Preferred Stock owned by such holder. Each holder of Preferred Stock and Conversion Shares shall: (i) vote at any regular or special meeting of the stockholders for the removal of a Series E Director if, and only if, Palo Alto Investors designates that such director be removed; and (ii) execute a written consent for the removal of a Series E Director if, and only if, Palo Alto Investors designates that such director be removed. Except as provided in the preceding sentence, no holder of Preferred Stock or Conversion Shares shall vote for, or execute a written consent resulting in, the removal of a Series E Director.

     8.2  Manner of Voting. The voting of shares pursuant to this Agreement may
          ----------------
be effected in person, by proxy, by written consent, or in any other manner permitted by applicable law.

     8.3  Palo Alto Investors' Legal Fees. After Closing, the Company shall
          -------------------------------
reimburse Palo Alto Investors for up to $20,000 in attorneys' fees, costs and disbursements related to the Series E Preferred Stock and Warrant financing.


                                  ARTICLE IX
                         GOVERNING LAW; MISCELLANEOUS

     9.1  Governing Law; Jurisdiction. This Agreement shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company further agrees that service of process upon the Company mailed by the first class mail (certified/return receipt) shall be deemed in every respect effective service of process upon the Company in any suit or proceeding arising hereunder. Nothing herein shall affect Purchaser's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. If any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision hereof is brought by any party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements to the extent actually incurred (in addition to any other relief to which the prevailing party may be entitled).

     9.2  Counterparts; Facsimile Signatures. This Agreement may be executed in
          ----------------------------------
two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be delivered to the other parties via a reputable overnight courier for next business day delivery.

     9.3  Headings. The headings of this Agreement are for convenience of
          --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

     9.4  Severability. If any provision of this Agreement shall be invalid or
          ------------
unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     9.5  Scope of Agreement; Amendments. Except as specifically set forth
          ------------------------------
herein, Purchaser makes no representation, warranty, covenant or undertaking with respect to the transactions contemplated hereby. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

     9.6  Notice. Any notice herein required or permitted to be given shall be
          ------
in writing and may be personally served or delivered by courier or by facsimile-machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

               If to the Company:

               SAFLINK Corporation
               18650 N.E. 67/th/ Court, Suite 210
               Redmond, WA 98052
               Attention: Chief Financial Officer
               Facsimile Number:  425-497-1778

               If to Purchaser:

               to the address set forth next to each Purchaser's name on
               Schedule I hereto.

Each party shall provide notice to the other parties of any change in address.

     9.7  Successors and Assigns. This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers.

     9.8  Third Party Beneficiaries. This Agreement is intended for the benefit
          -------------------------
of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     9.9  Survival. The representations and warranties of Purchaser and the
          --------
Company shall survive the Closing hereunder for a period of two (2) years after the date of the Closing and the covenants of the parties shall survive the Closing, in each case notwithstanding any due diligence investigation conducted by or on behalf of Purchaser. The Company agrees to indemnify (which indemnity shall include advancement of expenses as they are incurred) and hold harmless each of the Purchasers and each of Purchaser's officers, directors, employees, partners, agents and affiliates for loss or damage or expenses (including reasonable attorneys fees) arising as a result of or related to (a) any breach or alleged breach by the Company of any of its representations or covenants set forth herein, (b) any cause of action, suit or claim brought or made against Purchaser and arising out of or resulting from the execution, delivery, performance or enforcement of the Investment Agreements or any other certificate, instrument or document contemplated hereby or thereby, (c) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (d) the status of Purchaser or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

     9.10 Public Filings; Publicity. Within three (3) business day following
          -------------------------
the Closing, the Company shall issue a press release with respect to the transactions contemplated hereby. Within five (5) business days of the Closing, the Company shall file a Form 8-K regarding the transaction contemplated by this Agreement; such Form 8-K shall have as exhibits thereto the material documents executed in connection with this transaction contemplated hereby

     9.11 Further Assurances. Each party shall do and perform, or cause to be
          ------------------
done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     9.12 Remedies. No provision of this Agreement providing for any remedy to
          --------
Purchaser shall limit any remedy which would otherwise be available to Purchaser at law or in equity. Nothing in this Agreement shall limit any rights Purchaser may have with any applicable federal or state securities laws with respect to the investment contemplated hereby. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Purchaser and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     9.13 Termination. In the event that the Closing shall not have occurred
          -----------
within three (3) business days of the execution of this Agreement, unless the parties agree otherwise, this Agreement shall terminate.

     9.14 Directly or Indirectly. Where any provision in this Agreement refers
          ----------------------
to action to be taken by any person, or which such person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such person.

     9.15 Failure or Indulgence Not Waiver. No failure or delay on the part of
          --------------------------------
a party in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

                                     * * *

                        [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first above written.

PURCHASER:

________________

By:_________________
Its:________________


COMPANY:

SAFLINK CORPORATION


By:_____________________
Its:____________________

                                  SCHEDULE 1


                            Schedule of Purchasers
                            ----------------------


                    Shares of Series E    Series A     Series B
                                          --------     --------
Name of Purchaser     Preferred Stock     Warrants     Warrants   Purchase Price
-----------------     ---------------     --------     --------   --------------